Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Texas Pacific Land Trust (the “Trust”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Roy Thomas, Chief Executive Officer of the Trust, certifies, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

                                                        TEXAS PACIFIC LAND TRUST
                                                     (Registrant)

Date: March 16, 2005	By:/s/ Roy Thomas Roy Thomas, General Agent and Chief Executive Officer